HSBC Mutual Funds Trust


International Equity Fund           3435 Stelzer Road, Columbus, Ohio 43219

                                    Information: (800) 634-2536

                                    HSBC ASSET MANAGEMENT AMERICAS INC.
                                    -Investment Adviser and Co-Administrator
                                    BISYS FUND SERVICES-Distributor
-------------------------------------------------------------------------------
  HSBC Mutual Funds Trust (the "Trust") was organized in Massachusetts on November 1, 1989 as a Massachusetts business trust and is an open-end, diversified management investment company with multiple investment portfolios, including the International Equity Fund (the "Fund").

  The Fund's investment objective is to seek to provide investors with long-term capital appreciation by investing at least 80% of its total assets in equity securities (including American and European Depositary Receipts) issued by companies based outside of the United States. The balance of the Fund's assets will be invested in equity and debt securities of companies based in the United States and outside of the United States including bonds and money market instruments. Dividend income is expected to be incidental to the Fund's investment objective. The Fund may also use other investment practices to enhance return or to hedge against fluctuations in the value of portfolio securities. See "Investment Objective, Policies and Risk Factors."

  The Fund's investment adviser is HSBC Asset Management Americas Inc. (the "Adviser"), the North American investment affiliate of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation) and Marine Midland Bank. See "Management of the Fund" in this Prospectus.

  PROSPECTIVE INVESTORS SHOULD BE AWARE THAT SHARES OF THE FUND ARE NOT AN OBLIGATION OF OR GUARANTEED OR ENDORSED BY THE HSBC HOLDINGS PLC OR ITS AFFILIATES. IN ADDITION, SUCH SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND MAY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPLE. THE NET ASSET VALUE OF THE FUND WILL FLUCTUATE FROM TIME TO TIME.

  Shares of the Fund are offered for sale primarily through its distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals. Certain banks, broker-dealers, financial institutions and corporations (the "Participating Organizations") have agreed to act as shareholder servicing agents for investors who maintain accounts at these Participating Organizations and to perform certain services for the Fund.

  The International Equity Fund offers and the Prospectus relates to two classes of shares - the Institutional Class and Service Class. The Institutional Class of shares are available to customers of financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit sharing or other benefit plan for such customers or employees. The Service Class of shares are available to all other investors. The Institutional Class shares and Service Class shares are identical in all respects, with the exception that Institutional Class shares are not subject to a sales load and do not impose any shareholder servicing or Rule 12b-1 fees.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information (the "SAI"), dated April 30, 1998, containing additional detailed information about the Fund, has been filed with the Securities and Exchange Commission and is available, along with other materials, on the SEC Internet web site (http:/www.sec.gov). The SAI is incorporated by reference into this Prospectus. A copy is available without charge and can be obtained by writing the Trust at the above address, or calling the telephone number listed above.

This Prospectus should be read and retained for ready reference to information about the Fund.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
      THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COM-
       MISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1998 as revised May 5, 1998.

                               TABLE OF CONTENTS

                          Redemption of Shares.........  21
                          Exchange Privilege.............23......
                          Dividends, Distributions and
                           Taxes.......................  23
                          Account Services.............  25
                          Transfer Agency and Fund Ac-
                           counting
                           Services....................  25
                          Custodian....................  26
                          Counsel......................  26
                          Performance Information......  26
                          Shares of Beneficial Inter-
                           est.........................  27

Summary of Annual Fund Operating
 Expenses...........................2
Financial Highlights..........      4
Investment Objective, Policies
 and Risk Factors.............      5
Investment Restrictions.......     11
Management of the Fund........     12
Transactions with Affiliates..     17
Determination of Net Asset
 Value........................     17
Purchase of Shares............     17

                     -------------------------------------

                   SUMMARY OF ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  The purpose of the following information is to assist an investor in understanding the costs and expenses that an investor in the Fund would bear directly or indirectly in connection with the purchase of Service Class and Institutional Class shares. The information provided is based on expenses for the Fund for the fiscal year ended December 31, 1997, as adjusted for estimated operating expenses and voluntary reductions of investment advisory, administration, co-administration, shareholder servicer assistance and 12b-1 fees.

                                                          SERVICE INSTITUTIONAL
                                                          SHARES     SHARES
SHAREHOLDER TRANSACTION EXPENSES:                         ------- -------------
Maximum sales charge imposed on purchases of shares of
the Fund
  (as a percentage of offering price)....................  5.00%      0.00%
                                                           ----       ----
Certain investors will not be subject to the sales
charge.
See "Purchase of Shares" in this Prospectus.
ANNUAL FUND OPERATING EXPENSES:
Management Fees (net of fees not imposed)*...............  0.50%      0.50%
12b-1 Fees (net of fees not imposed)**...................  0.00%      none%
OTHER EXPENSES:
  Administrative Services Fee***.........................  0.10%      0.10%
  Co-Administrative/Shareholder Services Fee****.........  0.00%      0.00%
  Other Operating Expenses...............................  0.57%      0.52%
                                                           ----       ----
Total Fund Operating Expenses (net of fees and expenses
not imposed)*****........................................  1.17%      1.12%
                                                           ====       ====
Total Fund Operating Expenses Before Non-Imposition of
Fees and Expenses........................................  2.04%      1.60%
                                                           ====       ====

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual shareholder's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

  THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE EXPENSES SET FORTH ABOVE AND THE EXAMPLE SET FORTH BELOW REFLECT THE NON-IMPOSITION OF CERTAIN FEES AND EXPENSES. THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE FOLLOWING EXAMPLE ASSUMES A 5% ANNUAL RETURN; HOWEVER, THE FUND'S ACTUAL RETURN WILL VARY AND MAY BE GREATER OR LESS THAN 5%.

EXAMPLE:

  You would pay the following expenses on a $1,000 investment assuming a 5% annual return and the reinvestment of all dividends and distributions:

                                                           SERVICE INSTITUTIONAL
                                                           SHARES     SHARES
                                                           ------- -------------
     1 year...............................................  $ 61       $ 11
     3 years..............................................  $ 85       $ 36
     5 years..............................................  $111       $ 62
     10 years.............................................  $185       $136

--------
    * Reflects advisory fees not imposed as a result of a voluntary waiver by the Adviser. If these fees had been imposed, the advisory fees for the Service Class and Institutional Class shares would have been 0.90%.
   ** The fee under the Fund's Distribution Plan and Agreement is calculated on the basis of the average daily net assets of the Fund's Service Shares at an annual rate not to exceed 0.35%. See "Management of the Fund--Distribution Plan and Agreement."
  *** Reflects administrative fees not imposed as a result of a voluntary waiver by BISYS Fund Services of 0.05% for both share classes. See "Management of the Fund--Administrator."
 **** Reflects co-administrative fees of 0.03% for both share classes and shareholder servicer assistance fees of 0.04% for Service Shares voluntarily waived by the Adviser. The Institutional Shares are not subject to shareholder servicer assistance fees. See "Management of the Fund-- Shareholder Servicer Assistant, and Administrator."
***** Investors who purchase and redeem shares of the Fund through a customer account maintained at a Participating Organization may be charged additional fees by such Participating Organization related to services it provides for such Investors. The Fund may also pay fees to Participating Organizations for handling recordkeeping and certain administrative services for the customers who invest in the Fund through accounts maintained at the Participating Organization. The payment will not exceed 0.35% of the average daily net assets maintained by such Participating Organization. See "Management of the Fund--Servicing Agreements" for additional information.

                             FINANCIAL HIGHLIGHTS

  The following supplementary financial information for the period April 25, 1994 (commencement of operations) to December 31, 1994 for the Service Class and March 1, 1995 (commencement of operations) to December 31, 1995 for the Institutional Class, and the three years (two years in the case of the Institutional Shares) ended December 31, 1997 has been audited by Ernst & Young LLP, whose report thereon appears in the Funds' 1997 Annual Report to Shareholders. This information should be read in conjunction with the financial statements and notes thereto.

  Selected data for a share outstanding throughout each period:

                           INTERNATIONAL EQUITY FUND

                                         SERVICE CLASS SHARES                           INSTITUTIONAL CLASS SHARES
                       -------------------------------------------------------- ------------------------------------------
                         FOR THE      FOR THE      FOR THE     FOR THE PERIOD     FOR THE      FOR THE     FOR THE PERIOD
                        YEAR ENDED   YEAR ENDED   YEAR ENDED  APRIL 25, 1994(A)  YEAR ENDED   YEAR ENDED  MARCH 1, 1995(A)
                       DECEMBER 31, DECEMBER 31, DECEMBER 31,  TO DECEMBER 31   DECEMBER 31, DECEMBER 31, TO DECEMBER 31,
                           1997         1996         1995           1994            1997         1996           1995
                       ------------ ------------ ------------ ----------------- ------------ ------------ ----------------
Net asset value, be-
 ginning of period...    $ 10.60      $  9.97       $9.55          $ 10.00        $ 10.61      $  9.98        $  8.81
                         -------      -------       -----          -------        -------      -------        -------
Investment Opera-
 tions:
-----------------
 Net investment
  loss**.............       0.06        (0.07)      (0.07)             --            0.04        (0.01)         (0.03)
 Net realized and
  unrealized gain
  (loss) from invest-
  ments..............      (0.28)        0.65        0.49            (0.43)         (0.27)        0.64           1.20
                         -------      -------       -----          -------        -------      -------        -------
Total from investment
 operations..........      (0.22)        0.63        0.42            (0.43)         (0.23)        0.63           1.17
Distributions:
--------------
 From net investment
  income.............      (0.03)          --          --               --          (0.02)          --             --
 From excess of net
  realized losses on
  investments........         --           --          --            (0.02)         (0.01)          --             --
                         -------      -------       -----          -------        -------      -------        -------
Total distributions..      (0.03)          --          --            (0.02)         (0.03)          --             --
                         -------      -------       -----          -------        -------      -------        -------
Net asset value, end
 of period...........    $ 10.35      $ 10.60       $9.97          $  9.55        $ 10.35      $ 10.61        $  9.98
                         =======      =======       =====          =======        =======      =======        =======
Total return(b)......      (2.06)%       6.32%       4.40%           (4.30)%(d)     (2.15)%       6.31%         13.28%(d)
Ratios/Supplemental
 Data:
-------------------
 Net assets at end of
  period (000).......    $   309      $   409       $ 658          $16,819        $67,458      $21,100        $15,253
 Ratio of expenses to
  average net
  assets (with fee
  waivers)...........       1.17 %       2.10%       1.98 %           2.16%(c)       1.12%        2.04 %         2.62%(c)
 Ratio of net invest-
  ment loss to
  average net assets
  (with fee waivers).       0.54 %      (0.19)%     (1.01)%          (0.04)%(c)      0.35 %      (0.10)%        (0.34)%(c)
 Ratio of expenses
  (without fee
  waivers) to average
  net assets*........       2.19 %       2.94%       3.66 %           2.50%(c)       1.91%        2.89 %         3.12%(c)
 Ratio of net
  investment loss
  (without fee
  waivers) to average
  net assets*........     (0.48)%       (1.03)%     (2.69)%          (0.39)%(c)     (0.44)%      (0.95)%        (0.84)%(c)
 Portfolio turnover
  rate...............     112.54%       77.91%      90.31 %          29.37%(d)     112.54%       77.91 %        90.31%(d)
 Average commission
  rate paid(e).......    $0.0321      $0.0006         N/A              N/A        $0.0321      $0.0006            N/A

--------
 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
** Based on average shares outstanding.
(a) Commencement of operations.
(b) Excludes sales charge.
(c) Annualized.
(d) Not annualized.
(e) Represents the total dollar amount of commissions paid on portfolio transactions for the year ended December 31, 1997, divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to December 31, 1996.

                INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS

INVESTMENT OBJECTIVE

  The investment objective of the Fund is to seek to provide investors with long-term capital appreciation by investing at least 80% of its total assets in equity securities (including American and European Depositary Receipts) issued by companies based outside of the United States. The balance of the Fund's assets will be invested in equity and debt securities of companies based in the United States and outside of the United States including bonds and money market instruments. Dividend income is expected to be incidental to the Fund's investment objective. There is no assurance that the Fund's objective will be achieved.

  The International Equity Fund's investment objective is fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the SAI. The other investment policies and practices of the Fund, unless otherwise noted, are not fundamental and may therefore be changed by a vote of the Board of Trustees without shareholder approval.

INVESTMENT POLICIES

  The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments in a variety of non-U.S. markets with a focus on equity investments that have the potential for favorable price appreciation and currency movements. The Fund invests primarily in appreciation-oriented equity securities of seasoned companies located outside the United States. The Fund will invest its assets in securities traded on as many as sixty foreign stock markets, including but not limited to Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. Up to 20% of the Fund's total assets may be invested in "emerging markets," including but not limited to Mexico, Hong Kong, Indonesia, Malaysia, Thailand, South Africa and Peru. The Adviser believes that both the selection of individual stocks and the allocation of the Fund's assets across foreign stock markets are important in managing an international equity portfolio. Within each country, criteria for selecting particular securities are expected to include among other things, as determined by the Adviser, the issuer's managerial strength, competitive market position, prospects for profits and earnings growth, underlying asset value and relative valuation.

RISK FACTORS

  Investment in securities of foreign issuers may subject the Fund to risks of foreign political, economic and legal conditions and developments that an investor would not encounter investing in equity securities issued by U.S. domestic companies. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Fund invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid as, and may be more volatile than, comparable domestic common stocks. In addition, foreign securities markets are generally not as developed or efficient as those in the United States. There is generally less government supervision and regulation of foreign securities exchanges, brokers and companies than in the United States. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Fund, in connection with its purchases and sales of foreign securities, other than securities denominated in United States dollars, is influenced by the returns on the currencies in which the securities are denominated. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities held by the Fund. In a period when the U.S. dollar generally rises against foreign currencies, the value of foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the value of foreign securities will be enhanced. Further, brokerage costs in purchasing and selling securities in foreign securities markets generally are higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs relating to the Fund's portfolio securities are higher than domestic custodial costs.

  Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales of foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have a negative effect on the economies and securities markets of certain emerging market countries.

OTHER INVESTMENT PRACTICES

  Investment Company Securities. The Fund may invest up to 10% of its total assets in securities issued by other investment companies. Such securities will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), which include a prohibition against the Fund investing more than 10% of the value of its total assets in such securities. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies including operating costs and investment advisory and administrative services fees. The Fund may not invest more than 5% of its total assets in the securities of one investment company.

  Long-Term and Short-Term Corporate Debt Obligations. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Fund may invest are certificates of deposit, bankers' acceptances, and fixed time deposits. The Adviser, in choosing corporate debt securities on behalf of the Fund will evaluate each issuer based on (i) general economic and financial conditions;
(ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations the Adviser deems appropriate.

  The Fund will not purchase corporate debt securities rated below Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or to the extent certain U.S. or foreign debt obligations are unrated or rated by other rating agencies, result in comparable quality. While "Baa"/"BBB" and comparable unrated securities may produce a higher return than higher rated securities, they are subject to a greater degree of market fluctuation and credit risk than the higher quality securities in which the Fund may invest and may be regarded as having speculative characteristics as well.

  Convertible Securities. The Fund may invest in convertible securities which have characteristics similar to both fixed income and equity securities. Convertible securities pay a stated rate of interest and generally are convertible into the issuer's common stock at a stated conversion price prior to call or redemption. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

  Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements, whereby the seller agrees to repurchase such securities at the Fund's cost plus interest within a specified time (generally one day). While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, the Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, the Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Fund's custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, the Fund will seek to liquidate such collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price plus accrued interest. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act.

  When-Issued and Delayed-Delivery Securities. The Fund may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income is credited to the Fund until settlement takes place. To facilitate such acquisitions, the Fund will maintain with the custodian a separate account with a segregated portfolio of liquid securities in an amount at least equal to such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from cash flow. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

  Forward Currency Contracts. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund's long-term investment strategies. However, the Adviser believes that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of the Fund will be served. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the transaction costs of currency conversion.

  When the Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

  At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

  Generally, the Fund will enter into forward currency contracts only as a hedge against foreign currency exposure affecting the Fund. If the Fund enters into forward currency contracts to cover activities which are essentially speculative, the Fund will segregate cash or liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to such contracts.

  Options on Currencies. The Fund will purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in dollar exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

  Options on Securities. The Fund may write (sell) covered put and call options and purchase put and call options with a value of up to 25% of its total assets. The Fund will engage in options trading principally for hedging purposes. The Fund may write call options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

  The Fund may purchase call options, but only to effect a "closing transaction"--i.e., to offset an obligation pursuant to a previously written call option to prevent an underlying security from being called, or to permit the sale of the underlying security or the writing of a new option on the security prior to the outstanding option's expiration. The Fund may also purchase securities with put options, sometimes referred to as stand-by commitments, which are otherwise eligible for investment in amounts not exceeding 10% of its total assets, when the Fund anticipates a decline in the market value of securities in the Fund's portfolio. The Fund will incur costs, in the form of premiums, on options it purchases and may incur transaction costs on options that it exercises. The Fund will ordinarily realize a gain from a put option it has purchased if the value of the securities subject to the option decreases sufficiently below the exercise price to cover both the premium and the transaction costs.

  Interest Rate Futures Contracts. The Fund may, to a limited extent, enter into interest rate futures contracts, i.e., contracts for the future delivery of securities or index-based futures contracts that are, in the opinion of the Fund, sufficiently correlated with the Fund's portfolio. These investments will be made primarily in an attempt to protect the Fund against the effects of adverse changes in interest rates (i.e., "hedging"). When interest rates are increasing and portfolio values are falling, the sale of futures contracts can offset a decline in the value of the Fund's current portfolio securities. The Fund will engage in such transactions solely for bona fide hedging purposes and not for the purpose of engaging in speculative trading practices. The SAI describes these investments in greater detail.

  Options on Interest Rate Futures Contracts. The Fund may purchase put and call options on interest rate futures contracts, which give the Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. The Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that the Fund writes, the Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, the Fund will purchase or sell options on interest rate futures contracts solely for bona fide hedging purposes and not as a means of speculative trading.

  Futures, Related Options and Options on Stock Indices. The Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. In addition, the Fund may hedge a portion of its portfolio by purchasing such instruments during a market advance or when the Adviser anticipates an advance. In attempting to hedge its portfolio, the Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. The Fund will not engage in transactions in futures contracts or options for speculation. The Fund will use these instruments only as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.

  A stock index assigns relative weightings to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's net assets.

  When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

  In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple called the "multiplier."

  During a market decline or when the Adviser anticipates a decline, the Fund may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser anticipates an advance, the Fund may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against the Fund not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. The Fund will sell options on futures and on stock indices only to close out existing hedge positions.

  The Fund's successful use of stock index futures contracts, options on such contracts and options on indices depends upon the Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Fund's portfolio diverges from the composition of the relevant index. Such imperfect correlation may prevent the Fund from achieving the intended hedge or may expose the Fund to risk of loss. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Fund's ability to establish and maintain positions will depend on market liquidity. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions.

  Positions in options, futures and options on futures may be closed out only on an exchange which provides a secondary market for such purposes. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or related option at any specific time. Thus, it may not be possible to close such an option or futures position which could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

  Pursuant to undertakings with the Commodity Futures Trading Commission ("CFTC"), (i) the Fund has agreed to restrict the use of futures and related options only for the purpose of hedging, as such term is defined in the CFTC's rules and regulations; (ii) the Fund will not enter into futures and related transactions if, immediately thereafter, the sum of the margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of Fund's total assets after taking into account unrealized profits and unrealized losses on any such contract; (iii) the Fund will not market, and is not marketing, itself as a commodity pool or otherwise as a vehicle for trading in commodity futures and related options; and (iv) the Fund will segregate assets to cover the futures and options.

  Portfolio Turnover. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. For example, the Fund may sell portfolio securities in anticipation of an adverse market movement. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. For fiscal years ended December 31, 1997 and December 31, 1996, the International Fund's portfolio turnover rate was 112.54% and 77.91%, respectively.

  Illiquid Securities. The Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market and (b) repurchase agreements not terminable within seven days. See "Repurchase Agreements" above. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Fund will not invest more than 10% of its net assets in Rule 144A securities.

                            INVESTMENT RESTRICTIONS

  The SAI contains more information on the Fund's Investment Policies, and also identifies the restrictions on the Fund's investment activities, which provide among other things that the Fund may not:

    (1) with respect to 75% of its total assets, invest more than 5% of its total assets taken at market value in the securities of any one issuer (excluding U.S. Government securities but including securities subject to repurchase agreements) or purchase more than 10% of the outstanding voting securities of any single issuer;

    (2) purchase the securities of issuers conducting their principal business activity in the same industry immediately after the purchase and as a result thereof, the value of the investments of the Fund in that industry would exceed 25% of the current value of the total assets of the Fund, except that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities which are backed by the full faith and credit of the United States; and

    (3) borrow money, except that it may borrow from banks as a temporary measure for emergency purposes where such borrowing would not exceed 5% of the total assets (including amount borrowed) taken at market value. The Fund shall not purchase securities while such borrowings are outstanding.

                                   * * * * *

  The investment restrictions referred to above are fundamental and may be changed only when permitted by law and approved by a majority of the outstanding voting securities of the Fund. As used in this Prospectus such approval means approval by the lesser of (i) the holders of 67% or more of the shares represented in a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) the holders of more than 50% of the outstanding shares.

                            MANAGEMENT OF THE FUND

  The property, affairs and business of the Fund are managed by the Board of Trustees. The Trustees elect officers who are charged with the responsibility for the day-to-day operations of the Fund and the execution of policies formulated by the Trustees. Information about the Trustees as well as the Trust's executive officers may be found in the SAI under the heading "Management--Trustees and Officers."

INVESTMENT ADVISER

  The Trust retains HSBC Asset Management Americas Inc. to act as the investment adviser for the Fund. HSBC Asset Management Americas Inc. is the North American investment affiliate of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation) and Marine Midland Bank and is located at 140 Broadway, New York, New York 10005. At December 31, 1997, the Adviser managed over $3.9 billion of assets of individuals, pension plans, corporations and institutions.

  Mr. Paul Guidone, Chief Investment Officer of HSBC Asset Management Americas Inc. oversees the Fund's investments. Mr. Guidone does not manage the portfolio but exercises general supervisory authority over all portfolio managers. Mr. Guidone has been with the Adviser since 1994.

  Pursuant to the Advisory Contract, the Adviser furnishes continuous investment guidance to the Trust consistent with the Fund's investment objective and policies and provides administrative assistance in connection with the operation of the Fund. Information regarding the investment performance of the Fund is contained in the Fund's Annual Report dated December 31, 1997 and may be obtained, without charge, from the Trust.

SUB-ADVISERS

  At a Board of Trustees Meeting held on May 5, 1998 the Board of Trustees approved the appointment of Delaware International Advisers Ltd. ("Delaware International") as a new Sub-Adviser for the International Equity Fund to replace the Fund's current Sub-Advisers. This appointment is subject to and is scheduled to take effect only after shareholders approve Delaware International as Sub-Adviser at a Special Meeting of Shareholders.

  Delaware International has its principal business address at 80 Cheapside, London, England EC2V 6EE. Delaware International provides investment services primarily to institutional accounts and mutual funds in the global and international equity and fixed income markets. Delaware International is a subsidiary of Lincoln National Corporation and as of the date of this Prospectus had assets under management of approximately $9.5 billion, with over $5 billion in international/global equity.

  Delaware International's approach in selecting investments is primarily oriented to individual stock selection and is value driven. In selecting stocks for the International Fund, Delaware International will identify those stocks that it believes will provide a high total return over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. Delaware International conducts fundamental research on a global basis in order to identify securities that, in Delaware International's opinion, have the potential for long-term total return. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. Delaware International's general management strategy emphasizes long-term holding of securities, although securities may be sold in Delaware International's discretion without regard to the length of time they have been held.

  The Adviser currently retains HSBC Asset Management Europe Ltd., HSBC Asset Management Hong Kong Ltd., HSBC Asset Management (Japan) KK, HSBC Asset Management Singapore and HSBC Asset Management Australia Limited to act as sub-advisers (the "Sub-Advisers") to the Fund. HSBC Asset Management Europe Ltd., HSBC Asset Management Hong Kong Ltd., HSBC Asset Management (Japan) KK, HSBC Asset Management Singapore and HSBC Asset Management Australia Limited along with the Adviser are all investment advisory affiliates of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation).

  HSBC Asset Management Europe Ltd. is the European investment arm of HSBC Asset Management Americas Inc. and manages equity and balanced portfolios with an emphasis on the markets of the United Kingdom and other major European securities markets. HSBC Asset Management Europe Ltd. also manages global fixed income portfolios. HSBC Asset Management Europe Ltd. manages separate accounts for pension plans, corporations, bank trust divisions, endowments and foundations and provides continuous supervision for the entire James Capel Family of Unit Investment Trusts. Total assets managed by HSBC Asset Management Europe Ltd. amount to approximately U.S.$25.8 billion. Its principal offices are located at 6 Bevies Marks, London, EC3A 7QP, England.

  HSBC Asset Management Hong Kong Ltd. is the Asia Pacific investment arm of HSBC Asset Management Americas Inc. HSBC Asset Management Hong Kong Ltd. manages approximately U.S.$11.5 billion of equity portfolios dedicated to the Pacific Rim, Pacific Basin and the emerging markets of Southeast Asia. HSBC Asset Management Hong Kong Ltd. was founded in 1973 and has its principal business address at 10/F Citibank Tower, 3 Garden Road, Hong Kong. It is one of the largest investment managers in the Asia Pacific region, managing accounts for corporations, pension plans and the full-line of Wardley Unit Investment Trusts.

  HSBC Asset Management (Japan) KK provides a full range of investment services to clients investing in Japanese securities and Japanese investors investing domestically or internationally. HSBC Asset Management (Japan) KK manages approximately U.S.$151.2 million in assets. HSBC Asset Management (Japan) KK has its principal office at 6/F No. 2 Tomoecho Annex. 3-8-27 Toranomon Minato-ku, Tokyo, Japan.

  HSBC Asset Management Singapore is one of the largest fund managers in Singapore providing a full range of investment discretionary and advisory services to government and government related bodies, corporations, trusts, charities, insurance companies, and high-net-worth individuals. HSBC Asset Management Singapore manages approximately U.S. $414.8 million in assets. HSBC Asset Management Singapore's investment management activities began in Singapore in 1982 and has its principal business address at 21 Collyer Quay, #20-02, Hongkong Bank Building, Singapore 049320.

  HSBC Asset Management Australia Limited is one of the largest fund managers in Australia offering a full range of investment services to superannuation funds, public bodies, corporations, trusts, charities, high-net-worth individuals and unit trusts for smaller investors. HSBC Asset Management Australia Limited manages U.S.$3.7 billion in assets. HSBC Asset Management Australia Limited has its principal address at P.O. Box 291, Market Street, Melbourne, Victoria 3000, Australia.

  Under its Sub-Advisory Contract with the Adviser, each Sub-Adviser will undertake at its own expense to furnish the Fund and the Adviser with micro- and macro-economic research, advice and recommendations, and economic and statistical data, with respect to the Fund's investments, subject to the overall review by the Adviser and the Board of Trustees.

BANKING LAWS

  Counsel to the Trust and special counsel to the Adviser have advised the Adviser that the Adviser may perform the services for the Fund contemplated by the Advisory Contract without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that this question has not been authoritatively determined and that judicial or administrative decisions or interpretations of present Federal or state statutes and regulations relating to the permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as future changes in Federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent the Adviser from continuing to perform such services for the Fund.

  If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

DISTRIBUTOR

  BISYS Fund Services, the Distributor (the "Distributor"), has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor will receive orders for, sell, and distribute shares of the Fund.

SHAREHOLDER SERVICER ASSISTANT

  The Trust retains the Adviser to act as Shareholder Servicer Assistant of the Fund in accordance with the terms of the Shareholder Servicer Assistance Agreement. Pursuant to the Shareholder Servicer Assistance Agreement, the Adviser shall be responsible for performing Shareholder Servicer administrative support services, which may, but is not specifically required to, include any or all of the following: (i) assist personnel who (a) hand out prospectuses and Fund applications, (b) assist customers with filling out Fund applications and (c) effect purchases and redemptions; (ii) assist with preparation of and review Fund written communications, including marketing material, semi-annual and Annual Reports and prospectus updates; (iii) educate, describe the Fund to, and answer questions from Shareholder Servicers to enhance understanding of the Fund and its investment objectives; and (iv) generally assist the activities of the Shareholder Servicers.

  The Adviser shall provide all personnel and facilities necessary in order for it to perform its functions under the Shareholder Servicer Assistance Agreement.

  For its services as Shareholder Servicer Assistant, the Adviser is paid an annual fee equal to 0.04% of average daily Service Class net assets.

ADMINISTRATOR

  The Trust retains BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services to act as the Administrator of the Fund in accordance with the terms of the Management and Administration Agreement. Pursuant to the Management and Administration Agreement, the Administrator, at its expense, generally supervises the operation of the Trust and the Fund by reviewing the expenses of the Fund monthly to ensure timing and accuracy of the Fund's operating expense budget and by providing administrative personnel, office space and administrative services reasonably necessary for the operation of the Trust and the Fund, other than those services which are provided by the Adviser pursuant to the Advisory Contract.

  The Trust also retains the Adviser as Co-Administrator. Pursuant to the Co-Administration Services Contract, the Adviser (i) manages the Fund's relationship with the Fund's service providers, (ii) assists with negotiation of contracts with service providers and supervises the activities of those service providers, (iii) serves as a liaison with Fund trustees, and (iv) assists with general product management and oversight. For its services as Co-Administrator, the Adviser is paid an annual fee equal to 0.03% of the Fund's average daily net assets.

SERVICING AGREEMENTS

  The Fund may enter into agreements (the "Servicing Agreements") with certain banks, financial institutions and corporations (the "Participating Organizations") so that each Participating Organization handles recordkeeping and provides certain administrative services for its customers who invest in the Funds through accounts maintained at that Participating Organization. In such cases the Participating Organization or one of its nominees will be the shareholder of record as nominee for its customers and will maintain subaccounts for its customers. In addition, the Participating Organization will credit cash distributions to each customer account, process purchase and redemption requests, mail statements of all transactions with respect to each customer and, if required by law, distribute the Trust's shareholder reports and proxy statements. However, any customer of a Participating Organization may become the shareholder of record upon written request to its Participating Organization or the Fund's Transfer Agent. Each Participating Organization will receive monthly payments which in some cases may be based upon expenses that the Participating Organization has incurred in the performance of its services under the Servicing Agreement. The payments will not exceed, on an annualized basis, an amount equal to 0.35% of the average daily value during the month of Fund shares in the subaccount of which the Participating Organization is record owner as nominee for its customers. Such payments will be separately negotiated with each Participating Organization and will vary depending upon such factors as the services provided and the costs incurred by each Participating Organization. The payments may be more or less than the fees payable to BISYS Fund Services for the services it provides pursuant to the Transfer Agency Agreement for similar services.

  The payments will be made by the Fund to the Participating Organizations pursuant to the Servicing Agreements. BISYS Fund Services will not receive any compensation as transfer or dividend disbursing agent with respect to the subaccounts maintained by Participating Organizations. The Board of Trustees will review, at least quarterly, the amounts paid and the purposes for which such expenditures were made pursuant to the Servicing Agreements.

  Under separate agreements, the Adviser (not the Fund) may make supplementary payments from its own revenues to a Participating Organization that agrees to perform services such as advising customers about the status of their subaccounts, the current yield and dividends declared to date and providing related services a shareholder may request. Such payments will vary depending upon such factors as the services provided and the cost incurred by each Participating Organization.

DISTRIBUTION PLAN AND AGREEMENT

  The Board of Trustees of the Trust has adopted a Distribution Plan and related Shareholder Servicing Agreement (the "Plan") for the Service Class shares pursuant to Rule 12b-1 of the 1940 Act, after having concluded that there is a reasonable likelihood that the Plan will benefit the Fund and the Service Class shareholders. The Plan provides, with respect to the Service Class shares only, for a monthly payment by the Fund to reimburse the Distributor in such amounts that they may request for expenses such as the printing and distribution of prospectuses sent to prospective investors, the preparation, printing and distribution of sales literature and expenses associated with media advertisements and telephone services and other direct and indirect distribution-related expenses, including the payment of a monthly fee to broker-dealers for rendering distribution-related asset introduction and asset retention services. The Fund may also make payments to other broker-dealers or financial institutions for their assistance in distributing shares of the Fund and otherwise promoting the sale of the Fund's shares. The total monthly payment is based on the Fund's Service Class shares average daily net asset value during the preceding month and is calculated at an annual rate not to exceed 0.35%.

  The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the Fund's outstanding shares subject to the Plan and approval of a majority of the non-interested Trustees. Distribution expenses incurred in one year will not be carried forward into and reimbursed in the next year for actual expenses incurred in the previous year.

FEES AND EXPENSES

  The Fund pays the Adviser as compensation for its advisory services a monthly fee equal to an annual rate of 0.90% of the Fund's average daily net assets. As compensation for its administrative services, BISYS Fund Services receives from the Fund a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets. The Distributor is not paid a fee by the Fund, but is reimbursed for certain distribution expenses described above under "Distribution Plan and Agreement" in this Prospectus. As compensation for their services, the Sub-Advisers collectively receive fees from the Adviser at an annual rate not to exceed 0.45% of the Fund's average daily net assets. The Adviser and the Sub-Advisers may agree in advance not to impose a portion of their fees in the future.

  Investors who purchase and redeem shares of the Fund through a customer account maintained at a Participating Organization may be charged one or more of the following types of fees by Participating Organizations, as agreed upon by the Participating Organization and the investor, with respect to the customer services provided by the Participating Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets).

YEAR 2000 AND EUROPEAN MONETARY UNION RISKS

  Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund or its service providers and counter parties do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund is in the process of assessing and formulating responses to these potential problems with the Adviser and all other major service providers and counter parties. There can be no assurance that the Fund's actions will be sufficient to avoid any adverse impact.

  The Fund is also taking steps to ensure that there will be no accommodations necessary for the Fund to prepare for the upcoming European Monetary Union ("EMU") conversion. The EMU is scheduled to begin on January 1, 1999 and will ultimately result in the replacement of certain European currencies with the "Euro." At this time, there can be no assurance that these steps will be sufficient to avoid adverse impact on the Fund.

                         TRANSACTIONS WITH AFFILIATES

  Broker-dealers which are affiliates of the Adviser may act as brokers for the Fund. At all times, however, their commissions, fees or other charges must be reasonable and fair in comparison with those that would be paid to unaffiliated firms for comparable transactions. The Fund will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal. In placing orders for the purchase and sale of portfolio securities, the Fund seeks the best execution at the most favorable price, considering all of the circumstances. The Adviser may consider sales of shares of the Fund and of other HSBC Funds as a factor in selecting a broker. The Adviser may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the research services incurred by the Adviser.

                       DETERMINATION OF NET ASSET VALUE

  The Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:15 p.m. (Eastern time) on each day the Fund's transfer agent is open for business. The net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. The net asset value per share of each class is computed by dividing the value of the net assets of each class (i.e., the value of the assets less the liabilities) by the total number of shares outstanding of each class. All expenses, including the management, advisory, sub-advisory and administrative fees, are accrued daily and taken into account for the purpose of determining the net asset value.

  Portfolio securities are valued at the last quoted sales price as of the close of business on the day the valuation is made, or lacking any sales, at the mean between closing bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. The value for each unlisted security is based on the last trade price for that security on a day in which the security is traded. The value of each security for which readily available market quotations exist will be based on a decision as to the broadest and most representative market for such security. Options on stock indices traded on national securities exchanges are valued at the close of options trading on such exchanges (which is currently 4:10 p.m., Eastern time). Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sale price as of the close of such exchanges (which is currently 4:15 p.m., Eastern time). Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. While portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges preceding the calculation of a Fund's net asset value, when an occurrence subsequent to the time a value was so established is likely to have changed such value, the securities will be valued at fair value as determined by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value. The Board of Trustees has determined in good faith that amortized cost equals fair market value. All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank or broker. If such quotations are not available as of the close of the New York Stock Exchange, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

                              PURCHASE OF SHARES

  Shares of the Fund are offered on a continuous basis at net asset value, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals. Prospectuses and accompanying sales material can be obtained from the Transfer Agent or Distributor.

  The minimum initial investment requirement for the Fund is $1,000. The minimum subsequent investment requirement is $50. There are no minimum investment requirements with respect to investments effected through certain automatic purchase and redemption arrangements on behalf of customer accounts maintained at Participating Organizations. The minimum investment requirements may be waived or lowered for investments effected on a group basis by certain other institutions and their employees, such as pursuant to a payroll deduction plan. All funds will be invested in full and fractional shares. The Trust reserves the right to reject any purchase order. Compensation to salespersons may vary depending upon whether Service Class or Institutional Class shares are sold.

  Orders for shares of the Fund will be executed at the net asset value per share next determined after receipt of an order by the dealer, plus a sales charge (Service Class shares only) varying with the amount invested in accordance with the following schedule:

                                                                    REALLOWANCE
                                                                    TO SERVICE
                                                TOTAL SALES LOAD   ORGANIZATIONS
                                               ------------------- -------------
                                               AS A % OF AS A % OF   AS A % OF
                                               OFFERING  NET ASSET   OFFERING
                                                 PRICE     VALUE       PRICE
                                               PER SHARE PER SHARE   PER SHARE
                                               --------- --------- -------------
Less than $50,000.............................   5.00%     5.26%       4.50%
$50,000 but less than $100,000................   4.50%     4.71%       4.00%
$100,000 but less than $250,000...............   3.75%     3.90%       3.40%
$250,000 but less than $500,000...............   2.50%     2.56%       2.25%
$500,000 but less than $1 million.............   2.00%     2.04%       1.75%
$1 million and above..........................   1.00%     1.01%       0.90%

  The sales charge applicable to the purchase of Service Class shares will be waived on the following purchases: (1) by Trustees and officers of the Trust and of HSBC Funds Trust, and members of their immediate families (parents, spouses, children, brothers and sisters), (2) by directors, employees and retirees of Marine Midland Bank and its affiliates, and members of their immediate families, (3) by financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit-sharing or other benefit plan for such customers or employees, (4) by directors and employees of the Distributor, selected broker-dealers and affiliates and members of their immediate families, (5) by charitable organizations as defined in Section 501(c)(3) of the Internal Revenue Code ("Charitable Organizations") or for charitable remainder trusts or life income pools established for the benefit of Charitable Organizations, (6) by registered representatives of selling brokers and members of their immediate families, (7) by individuals who have terminated their Employee Benefit Trust ("EBT") Plan or have retired and are purchasing shares in the Fund with the proceeds of their benefits checks (the EBT Plan must currently own shares of the Fund at the time of the individual's purchase), (8) by corporations, their officers or directors, partnerships, and their partners which are customers or prospective customers of Marine Midland Bank when authorized by an officer of Marine Midland Bank, and (9) by individuals who, as determined by an officer of the Fund in accordance with guidelines established by the Fund's Trustees, have purchased shares under special circumstances not involving sales expenses to dealers or the Distributor. Eligible investors should contact the Adviser for details.

  The sales load does not apply in any instance to reinvested dividends.

  From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The

Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold a significant number of such shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

  Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of the Trust for recordholders of such shares.

RIGHT OF ACCUMULATION

  The Fund offers to all shareholders a right of accumulation under which any shareholder may purchase shares of the Fund at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the offering price of the shareholder's combined holdings of the shares of the Fund. For the right of accumulation to be exercised, a shareholder must provide at the time of purchase confirmation of the total number of shares of the Fund owned by such shareholder. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time on sixty days notice to shareholders. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares held in the name of such nominee or custodian for other plans to qualify for the right of accumulation.

LETTER OF INTENT

  By initially investing at least $1,000 and submitting a Letter of Intent to the transfer agent, a "single purchaser" may purchase shares of the Fund and other eligible HSBC Funds (other than Money Market Funds) during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter of Intent. The Letter of Intent may apply to purchases made up to 90 days before the date of submission of the Letter. Dividends and distributions of capital gains paid in shares of the Fund at net asset value will not apply towards the completion of the Letter of Intent. The Letter of Intent does not obligate a shareholder to buy the amount indicated in the Letter of Intent; however, if the intended purchases are not completed during the Letter of Intent period, the shareholder will be obligated to pay the Distributor an amount equal to the difference between the regular sales charge applicable to a single purchase of the number of shares purchased and the sales charge actually paid. For further details, including escrow provisions, see the Letter of Intent. The Fund reserves the right to amend, suspend or cease offering this program at any time.

  PROSPECTIVE INVESTORS WHO WISH TO OBTAIN ADDITIONAL INFORMATION CONCERNING INVESTMENT PROCEDURES SHOULD CONTACT THE TRANSFER AGENT AT: (800) 634-2536.

NEW ACCOUNT PURCHASE BY WIRE

  1. Telephone the Transfer Agent at (800) 634-2536 for instructions. Please note your bank will normally charge a fee for handling this transaction.

NEW ACCOUNT PURCHASE BY MAIL

  1. Complete a Purchase Application. Indicate the services to be used.
  2. Mail the Purchase Application and a check for $1,000 or more, payable to HSBC Family of Funds to the Transfer Agent at:

  HSBC Mutual Funds Trust, c/o BISYS, P.O. Box 163850, Columbus OH 43216-3850

  Third-party checks will not be accepted. Checks must be in U.S. dollars. Please include the Fund name and your account number on all checks.

ADDITIONAL PURCHASES BY WIRE AND MAIL

  Additional purchases of shares may be made by wire by telephoning the Transfer Agent at (800) 634-2536 and then instructing the wiring bank to transmit the amount ($50 or more) of any additional purchase in Federal funds. Additional purchases may also be made by mail by making a check ($50 or more) payable to the HSBC Family of Funds indicating your fund account number on the check and mailing it to the Transfer Agent at the address set forth above.

PURCHASE THROUGH CUSTOMER ACCOUNTS

  Purchases of shares also may be made through customer accounts maintained at Participating Organizations, including qualified Individual Retirement and Keogh Plan accounts. Purchases will be made through a customer's account only as directed by or on behalf of the customer on a direction form executed prior to the customer's first purchase of shares of the Fund. For example, a customer with an account at a Participating Organization may instruct the Participating Organization to invest money in excess of a level agreed upon between the customer and the Participating Organization in shares of the Fund periodically or give other instructions to the Participating Organization within limits prescribed by that Participating Organization.

AUTOMATIC INVESTMENT PLAN

  Investors may make regular monthly investments of $50 or more in shares automatically from a checking or savings account if their bank is a member of automated clearing house (ACH). Upon written authorization, the Transfer Agent will electronically debit the investor's checking or savings account each month and use the proceeds to purchase shares for the investor's account.

  Approval by the investor's bank is required, so that establishment of a program may require at least 30 days. The authorized amount and/or bank information may be changed or the program terminated at any time by writing to the Transfer Agent. A reasonable period (usually up to 15 days) may be required after receipt of such instructions to implement them. The purchase application contains the requirements applicable to this plan. The Trust reserves the right to amend, suspend or cease offering this program at any time without prior notice.

                             REDEMPTION OF SHARES

  Upon receipt by the Transfer Agent of a redemption request in proper form ($50 minimum), shares of the Fund will be redeemed at their next determined net asset value. See "Determination of Net Asset Value" in this Prospectus. For the shareholder's convenience, the Trust has established several different direct redemption procedures. A redemption of shares is a taxable transaction on which gain or loss may be recognized for tax purposes. Redemption proceeds for shares purchased by check will be made available immediately upon clearance of the purchase check, which may take up to 15 days after those shares have been credited to the shareholder's account.

  The Fund reserves the right to redeem (on 30 days' notice) accounts whose values shareholders have reduced to $500 or less.

REDEMPTION BY MAIL

  1. Complete a letter of instruction indicating the Fund, the account number and either the dollar amount or number of shares to be redeemed.

  2. Sign the letter of instruction in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

  3. If shares to be redeemed have a value of $5,000 or more, the signature(s) must be guaranteed by a bank, trust company, broker, dealer, credit union, securities exchange or association, clearing agency or savings association. Signature guarantees by notaries public are not acceptable. Further documentation, such as copies of corporate resolution and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

  4. If shares to be redeemed are held in certificate form, enclose the certificates with the letter. Do not sign the certificates and for your protection use registered mail.

  5. Mail the letter to the Transfer Agent at the address set forth under "Purchase of Shares" in this Prospectus.

  Checks for redemption proceeds will normally be mailed within seven days to the shareholder's address of record.

  Upon request, the proceeds of a redemption amounting to $1,000 or more will be sent by wire to the shareholder's predesignated bank account. Please note a wire transfer fee will normally be charged. When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, the signature(s) on the letter of instruction must be guaranteed regardless of the amount of the redemption.

REDEMPTION BY EXPEDITED REDEMPTION SERVICE

  If shares are held in book credit form and the Expedited Redemption Service has been elected on the Purchase Application on file with the Trust's Transfer Agent, redemption of shares may be requested on any day the Transfer Agent is open for business by telephone or letter. A signature guarantee is not required.

  1. Telephone the request to the Transfer Agent at (800) 634-2536. However, this option may be suspended for a period of 30 days following a telephonic address change; or

  2. Mail the request to the Transfer Agent at the address set forth under "Purchase of Shares" in this Prospectus.

  Proceeds of Expedited Redemptions of $1,000 or more will be wired to the shareholder's bank indicated in the Purchase Application. If an Expedited Redemption request is received by the Trust's transfer agent by 4:00 p.m. (Eastern time) on a day the transfer agent is open for business, the redemption proceeds will be transmitted to the shareholder's bank on the next business day. A check for proceeds of less than $1,000 will be mailed to the shareholder's address of record.

  The Fund's Transfer Agent employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ such reasonable procedures, the Transfer Agent may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the transfer agent requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions.

SYSTEMATIC WITHDRAWAL PLAN

  An owner of $10,000 or more of shares of the Fund may elect to have periodic redemptions from his account to be paid on a monthly basis. The minimum periodic payment is $50. A sufficient number of shares to make the scheduled redemption will be redeemed on the first or the fifteenth day of the month. Redemptions for the purpose of making such payments may reduce or even exhaust the account if your monthly checks exceed the dividend, interest and capital appreciation, if any, on your shares. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Shareholders holding share certificates are not eligible to establish a Systematic Withdrawal Plan because share certificates must accompany all withdrawal requests.

  Amounts paid to you pursuant to the Systematic Withdrawal Plan are not a return on your investment. Payments to you pursuant to the Systematic Withdrawal Plan are derived from the redemption of shares in your account and is a taxable transaction on which gain or loss may be recognized for Federal, state and local income tax purposes.

REINSTATEMENT PRIVILEGE

  A shareholder in the Fund who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 60 days of the original redemption. This privilege must be effected within 60 days of the redemption and the investor at the time of purchase must provide the number of shares redeemed within the 60 day period. The shareholder must reinvest in the same Fund and account from which the shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired.

REDEMPTION THROUGH CUSTOMER ACCOUNTS

  Investors who purchase shares through customer accounts maintained at Participating Organizations may redeem those shares only through the Participating Organization. In some cases, a customer may instruct the Participating Organization which maintains the account through which the customer purchases shares to redeem shares periodically as required to bring the customer's account balance up to a level agreed upon between the customer and the Participating Organization. If a redemption request with respect to such an automatic redemption arrangement is received by the transfer agent by 4:00 p.m. (Eastern time) on a day the Transfer Agent is open for business, the redemption proceeds will be transmitted on the next business day to the investor's customer account (unless otherwise specified by the Participating Organization).

                              EXCHANGE PRIVILEGE

  Shareholders who have held all or part of their shares in a Fund for at least seven days may exchange shares of one Fund for shares of any of the other portfolios of the Trust and the HSBC Funds Trust which are available for sale in their state. A shareholder who has paid a sales load in connection with the purchase of shares of any of the Funds will be subject only to that portion of the sales load of the Fund into which the shareholder is exchanging which exceeds the sales load originally paid by the shareholder. The Transfer Agent must be advised of the applicability of the sales charge differential when the exchange order is placed. Shareholders of any of the HSBC Money Market Funds who exchange shares of any such Money Market Funds for shares of any of the Funds of HSBC Mutual Funds Trust are charged the sales load applicable to such Funds as stated in the Prospectus. Before effecting an exchange, shareholders should review the prospectuses. Exercise of the exchange privilege is treated as a redemption for Federal and New York State and City income tax purposes and, depending on the circumstances, a gain or loss may be recognized. The Trust reserves the right to change the terms or terminate the Exchange Privilege at any time upon at least 60 days prior written notice to shareholders. Exchanges may be made by telephonic request to the Transfer Agent at (800) 634-2536. For a discussion of risks associated with unauthorized telephone transactions, see "Redemption by Expedited Redemption Service."

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund intends to distribute annually substantially all of its net investment income in the form of dividends. The Fund pays dividends and distributes net capital gains, if any, at least once annually. The Fund's dividend and capital gains distributions may be reinvested in additional shares or received in cash.

  In order to satisfy certain annual distribution requirements of the Internal Revenue Code of 1986 (the "Code"), the Fund may declare special dividend and capital gains distributions during October, November or December as of a record date in such a month. Such distributions, if paid to shareholders in the following January, are deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of the prior year.

  The Fund will be treated as a separate entity for Federal income tax purposes, notwithstanding that it is one of a multiple series of the Trust. The Fund has elected to be treated, and has qualified and intends to continue to qualify to be treated as a regulated investment company for each taxable year by complying with the provisions of the Code applicable to regulated investment companies so that it will not be liable for Federal income tax with respect to its net investment income and net realized capital gains distributed to shareholders in accordance with the timing requirements of the Code. The Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders for each taxable year.

  Dividends derived from the Fund's taxable net investment income (if any) and the excess of net short-term capital gain over net long-term capital loss will be taxable to the Fund's shareholders as ordinary income, whether such dividends are invested in additional shares or received in cash.

  Distributions of the excess of net long-term capital gain over net short-term capital loss designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares, whether they are invested in additional shares or received in cash. Dividends and distributions will generally not qualify for the dividends-received deduction for corporations. Distributions from net realized long-term securities gains of the Fund generally are subject to Federal income tax as long-term capital gains if you are a citizen or resident of the United States. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.

  Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as a short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

  Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency denominated debt securities or payables or receivables denominated in a foreign currency are subject to
Section 988 of the Code which causes such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount, timing and character of distributions to shareholders.

  If the Fund invests in certain "passive foreign investment companies" ("PFICs") which do not distribute their income on a regular basis, it could be subject to Federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such shares even if it distributes such income to its shareholders. If the Fund elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes the Fund certain financial information in the required form, the Fund would instead be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, regardless of whether received, and such amounts would be subject to the various distribution requirements described above.

  It is expected that dividends and interest from non-U.S. sources received by the Fund will be subject to non-U.S. withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable United States income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. With respect to any non-U.S. taxes (including withholding taxes) actually paid by the Fund, if more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of any non-U.S. corporations, the Fund may elect to treat any non-U.S. taxes paid by it as paid by its shareholders. If the Fund does not make the election permitted under Section 853, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income. Absent this election, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

  In the event the Fund makes the election described above to pass through non-U.S. taxes to shareholders, shareholders will be required to include in income (in addition to any distributions received) their proportionate portion of the amount of non-U.S. taxes paid by the Fund and will be entitled to claim either a credit or deduction for their portion of such taxes in computing their U.S. Federal income tax liability. Availability of such a credit or deduction is subject to certain limitations. Shareholders will be informed each year in which the Fund makes the election regarding the amount and nature of foreign taxes to be included in their income for U.S. Federal income tax purposes.

  Each year the Fund will notify shareholders of the character of its dividends and distributions for federal income tax purposes. Depending on the residence of the shareholder for tax purposes, such dividends and distributions may also be subject to state, local or foreign tax consequences of ownership of Fund shares in their particular circumstances.

  Shareholders who are not U.S. persons under the Code should also consult their tax advisers as to the possible application of U.S. taxes, including a 30% U.S. withholding tax (or lower treaty rate) on dividends.

  If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                               ACCOUNT SERVICES

  All transactions in shares of the Fund will be reflected in confirmations for each shareholder and a quarterly shareholder statement. In those cases where a Participating Organization or its nominee is shareholder of record of shares purchased for its customer, the Trust has been advised that the statement may be transmitted to the customer in the discretion of the Participating Organization. Shareholders can write or call the Trust's transfer agent at P.O. Box 163850, Columbus, OH 43216-3850, or telephone:
(800) 634-2536 with any questions relating to their investments in Fund shares.

  Participating Organizations or their nominees may be the shareholders of record as nominees for their customers, and may maintain subaccounts for those customers. Any such customer may become the shareholder of record upon written request to the Participating Organization or Transfer Agent.

  As transfer agent, BISYS Fund Services will transmit promptly to each of its customers for whom it processes purchases and redemptions of shares and to each Participating Organization copies of all reports to shareholders, proxy statements and other Trust communications. The Trust's arrangements with the transfer agent and the subtransfer agent arrangements require Participating Organizations to grant investors who purchase shares through customer accounts the opportunity to vote their shares by proxy at all shareholder meetings of the Trust. In certain cases, a customer of a Participating Organization may have given his Participating Organization the power to vote shares on his behalf. Customers with accounts at Participating Organizations should consult their Participating Organization for information concerning their rights to vote shares.

                 TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  Pursuant to an Agency Agreement, BISYS Fund Services (the "Transfer Agent") acts as the Fund's transfer and dividend disbursing agent and is responsible for maintaining account records detailing ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. For its services the Transfer Agent receives from the Fund an annual base fee of $25 per shareholder account plus additional transaction costs. BISYS Fund Services also provides certain accounting services for the Fund pursuant to the Fund Accounting Agreement. BISYS' fee for performing accounting services will be paid under the Management and Administration Agreement.

                                   CUSTODIAN

  The Bank of New York acts as the Fund's Custodian. Pursuant to the Custodian Agreement, the Custodian is responsible for holding the Fund's cash and portfolio securities. The Custodian may enter into sub-custodian agreements with certain qualified banks.

  Rules adopted under the 1940 Act permit investment companies to maintain their securities and cash in the custody of certain eligible foreign banks and depositories. The International Equity Fund's portfolio of non-United States securities are held by sub-custodians which are approved by the Trustees or a foreign custody manager appointed by the Trustees in accordance with these rules. The Board has appointed the Custodian as its foreign custody manager. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian's practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

                                    COUNSEL

  Paul, Weiss, Rifkind, Wharton & Garrison serves as counsel for the Trust and from time to time provides advice to the Adviser.

                            PERFORMANCE INFORMATION

  The Fund's total return may be included in advertisements or mailings to prospective investors. The Fund may occasionally cite statistical reports concerning its performance. The Fund may also from time to time compare its performance to various unmanaged indices, such as the Morgan Stanley Capital International Index (EAFE). (See the SAI for more details concerning the various indices which might be used.) The Fund's "total return" refers to the average annual compounded rates of return over one, five and ten year periods or for the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the deduction of the maximum sales charge and the reinvestment of all dividend and capital gains distributions. The Fund calculates its total return by adding the total dividends paid for the period to the Fund's ending net asset value per share for that period and dividing that sum by the net asset value per share of the Fund at the beginning of the period. The Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the Fund's net asset value per share would be reduced if a sales charge were taken into account. Total return figures are based on historical earnings and are not intended to indicate future performance. Shareholders of the Service Class of shares will experience a lower net return on their investment than shareholders of the Institutional Class of shares because of the sales load, Rule 12b-1 fee and shareholder servicer assistance fee to which Service Class shareholders will be subject.

  Investors who purchase and redeem shares of the Fund through a customer account maintained at a Participating Organization may be charged by such Participating Organization certain fees, as agreed upon by the Participating Organization and the investor, with respect to the customer services provided by the Participating Organization. Such fees will have the effect of reducing the return for those investors. See "Management of the Funds--Servicing Agreements" in the Prospectus.

                         SHARES OF BENEFICIAL INTEREST

  The authorized capital stock of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Board of Trustees has authorized the issuance of a multiple series representing shares in corresponding investment portfolios of the Trust. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. The International Equity Fund offers and the Prospectus relates to two classes of shares--the Institutional Class and Service Class. The Institutional Class of shares is available to customers of financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit sharing or other benefit plan for such customers or employees. The Service Class of shares are available to all other investors. The Institutional Class shares and Service Class shares are identical in all respects, with the exception that Institutional Class shares are not subject to a sales load and do not impose any shareholder servicing or Rule 12b-1 fees. All shares of the Trust issued and outstanding are fully paid and nonassessable. The Trust is not required by law to hold annual shareholder meetings and does not intend to hold such meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested to do so in writing by the holders of not less than 10% of the outstanding shares of the Trust. The Fund will be treated as a separate entity for Federal income tax purposes. For more details concerning the voting rights of shareholders, see the SAI.

  Vacancies on the Board of Trustees are filled by the Board of Trustees if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office have been elected to such office by shareholders at an annual or special meeting. In the event that at any time less than a majority of Trustees holding office were elected by shareholders, the Board of Trustees will cause to be held within 60 days a shareholders' meeting for the purpose of electing Trustees to fill any existing vacancies. Trustees are subject to removal with cause by two-thirds of the remaining Trustees or by a vote of a majority of the outstanding shares of the Trust. The Trustees are required to promptly call a shareholders' meeting for voting on the question of removal of any Trustee when requested to do so in writing by not less than 10% of the outstanding shares of the Trust. In connection with the calling of such shareholders' meetings, shareholders will be provided with communication assistance.

  Under Massachusetts law, it is possible that shareholders of a Massachusetts business trust might, under certain circumstances, be held personally liable for acts or obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. Thus, the risk that a shareholder of the Fund could incur financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

                            HSBC Mutual Funds Trust
                            HSBC Asset Management [LOGO]

HSBCsm Mutual Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser and Co-Administrator
HSBC Asset Management Americas Inc.
140 Broadway
New York, New York 10005

Distributor, Administrator, Transfer Agent and
Fund Accounting Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Distributor or the Investment Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


Prospectus  April 30, 1998
Fund:
     International Equity Fund
Managed by:
     HSBC Asset Management Americas Inc.
Sponsored and Distributed by:
     BISYS Fund Services


HSBC3P0498